FEDERATED INTERNATIONAL EQUITY FUND
(A PORTFOLIO OF INTERNATIONAL SERIES, INC.)
Class A Shares
Class B Shares
Class C Shares

SUPPLEMENT TO PROSPECTUSES DATED JANUARY 31, 1997

FEDERATED INVESTORS
Federated Investors Tower
Pittsburgh, PA 15222-3779






Federated Securities Corp. is the distributor of the fund
and is a subsidiary of Federated Investors.
Cusip 46031P308
Cusip 46031P605
Cusip 46031P407
G01199-04(5/97)                         CMR703204
In the subsection of the respective prospectuses entitled `Management of the Corporation -- Adviser's Background,''please delete the biography of Mark S. Kopinski in its entirety. Henry A. Frantzen, Drew J. Collins, Frank Semack, and Alexandre de Bethmann remain as the fund's portfolio managers.

                                                     May 1, 1997